Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
June 30, 2010
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
June 30, 2010

CNA Financial Corporation
Definitions and Presentation
•	Collectively, CNA Financial Corporation and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2009 Form 10-K for further discussion of this measure.

•	In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships are a relatively small portion of CNA’s overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. The risks associated with limited partnership investments may include losses due to leveraging, short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

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CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIODS ENDED JUNE 30	Three Months		Fav / (Unfav)	Six Months		Fav / (Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,608	$1,656	(3)%	$3,223	$3,328	(3)%
Net investment income	521	675	(23)	1,111	1,095	1
Net realized investment gains (losses), net of participating policyholders’ interests:
Other-than-temporary impairment (OTTI) losses	(58)	(484)	88	(148)	(1,098)	87
Portion of OTTI losses recognized in Other comprehensive income	1	89	(99)	31	89	(65)

Net OTTI losses recognized in earnings (1)	(57)	(395)	86	(117)	(1,009)	88
Other net realized investment gains (losses)	86	98	(12)	180	180	—

Net realized investment gains (losses), net of participating policyholders’ interests	29	(297)	110	63	(829)	108

Other revenues	75	62	21	151	140	8

Total revenues	2,233	2,096	7	4,548	3,734	22

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,147	1,294	11	2,455	2,636	7
Amortization of deferred acquisition costs	345	349	1	687	698	2
Other operating expenses	258	291	11	530	542	2
Interest	37	30	(23)	73	61	(20)

Total claims, benefits and expenses	1,787	1,964	9	3,745	3,937	5

Income (loss) from continuing operations before income tax	446	132	N/M	803	(203)	N/M
Income tax (expense) benefit	(145)	(12)	N/M	(247)	138	N/M

Income (loss) from continuing operations	301	120	151	556	(65)	N/M
Income (loss) from discontinued operations, net of tax	1	(1)	N/M	1	(1)	N/M

Net income (loss)	302	119	154	557	(66)	N/M
Net (income) loss attributable to noncontrolling interests	(19)	(14)	(36)	(29)	(24)	(21)

Net income (loss) attributable to CNA	$283	$105	170%	$528	$(90)	N/M %

(1)	During the second quarter of 2009, the Company adopted updated accounting guidance, which amended the OTTI loss model for fixed maturity securities. Please refer to Note A of the Consolidated Financial Statements within the 2009 Form 10-K for further information.

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED JUNE 30	Three Months		Six Months
(In millions, except per share data)	2010	2009	2010	2009
COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA	$269	$305	$492	$454
Less: 2008 Senior Preferred dividends	(25)	(32)	(50)	(63)

Net operating income (loss) from continuing operations attributable to CNA common stockholders	244	273	442	391
Net realized investment gains (losses) attributable to CNA common stockholders	13	(199)	35	(543)

Income (loss) from continuing operations attributable to CNA common stockholders	257	74	477	(152)
Income (loss) from discontinued operations attributable to CNA common stockholders	1	(1)	1	(1)

Income (loss) attributable to CNA common stockholders	$258	$73	$478	$(153)

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA	$1.00	$1.14	$1.83	$1.68
Less: 2008 Senior Preferred dividends	(0.09)	(0.12)	(0.19)	(0.23)

Net operating income (loss) from continuing operations attributable to CNA common stockholders	0.91	1.02	1.64	1.45
Net realized investment gains (losses) attributable to CNA common stockholders	0.05	(0.74)	0.13	(2.01)

Income (loss) from continuing operations attributable to CNA common stockholders	0.96	0.28	1.77	(0.56)
Income (loss) from discontinued operations attributable to CNA common stockholders	—	(0.01)	0.01	(0.01)

Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$0.96	$0.27	$1.78	$(0.57)

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.1	269.0	269.1	269.0

Diluted	269.3	269.0	269.3	269.0

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	9.8%	5.3%	9.4%	(2.3)%

Net operating income (loss) from continuing operations attributable to CNA (2)	9.5	11.4	8.8	8.4

(1)	Annualized net income (loss) attributable to CNA divided by the average CNA stockholders’ equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)	Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2010	December 31, 2009

Total assets	$55,674	$55,298
Insurance reserves	37,660	38,263
Debt	2,254	2,303
Total liabilities	43,269	44,132
Preferred stock	1,000	1,000
Accumulated other comprehensive income (loss)	390	(325)
Noncontrolling interests	526	506
Total CNA stockholders’ equity	11,879	10,660

Book value per common share	$40.43	$35.91

Book value per common share excluding AOCI	$38.98	$37.12

Outstanding shares of common stock (in millions of shares)	269.1	269.0

THREE MONTHS ENDED
JUNE 30
(In millions)	2010	2009

Net cash flows provided (used) by operating activities (1)	$217	$100

Net cash flows provided (used) by investing activities	(154)	(70)

Net cash flows provided (used) by financing activities	(86)	(33)

Net cash flows provided (used) by operating, investing and financing activities	$(23)	$(3)

SIX MONTHS ENDED
JUNE 30
(In millions)	2010	2009

Net cash flows provided (used) by operating activities (1)	$581	$287

Net cash flows provided (used) by investing activities	(523)	(220)

Net cash flows provided (used) by financing activities	(124)	(59)

Net cash flows provided (used) by operating, investing and financing activities	$(66)	$8

(1)	Operating cash flows for the three and six months ended June 30, 2010 include $(9) million and $(14) million related to discontinued operations. Operating cash flows for the three and six months ended June 30, 2009 include $(3) million and $(12) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED JUNE 30, 2010
				Life & Group	Corporate &
(In millions)	CNA Specialty	CNA Commercial	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$6,993	$12,980	$19,973	$2,729	$3,857	$26,559
Ceded	1,062	2,114	3,176	713	1,448	5,337

Net	5,931	10,866	16,797	2,016	2,409	21,222

Reduction of net reserves due to sale of subsidiary	—	(98)	(98)	—	—	(98)

Net incurred claim & claim adjustment expenses	320	484	804	147	19	970

Net claim & claim adjustment expense payments	(320)	(696)	(1,016)	(124)	(112)	(1,252)

Foreign currency adjustment	(23)	(27)	(50)	(1)	(2)	(53)

Claim & claim adjustment expense reserves, end of period
Net	5,908	10,529	16,437	2,038	2,314	20,789
Ceded	1,008	2,046	3,054	696	1,429	5,179

Gross	$6,916	$12,575	$19,491	$2,734	$3,743	$25,968

SIX MONTHS ENDED JUNE 30, 2010
				Life & Group	Corporate &
(In millions)	CNA Specialty	CNA Commercial	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$6,922	$13,005	$19,927	$2,883	$4,006	$26,816
Ceded	1,056	2,156	3,212	863	1,519	5,594

Net	5,866	10,849	16,715	2,020	2,487	21,222

Reduction of net reserves due to sale of subsidiary	—	(98)	(98)	—	—	(98)

Net incurred claim & claim adjustment expenses	722	1,091	1,813	281	41	2,135

Net claim & claim adjustment expense payments	(648)	(1,281)	(1,929)	(262)	(213)	(2,404)

Foreign currency adjustment	(32)	(32)	(64)	(1)	(1)	(66)

Claim & claim adjustment expense reserves, end of period
Net	5,908	10,529	16,437	2,038	2,314	20,789
Ceded	1,008	2,046	3,054	696	1,429	5,179

Gross	$6,916	$12,575	$19,491	$2,734	$3,743	$25,968

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	June 30, 2010		March 31, 2010		December 31, 2009
(In millions)	Book Value	Carrying Value	Book Value	Carrying Value	Book Value	Carrying Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$23,159	$23,677	$23,259	$23,459	$21,295	$21,158
Fixed maturities — tax-exempt	2,916	2,880	3,780	3,721	4,513	4,446
Equities	221	220	316	316	298	292
Short term investments	2,880	2,881	2,330	2,334	3,789	3,792
Limited partnership investments	2,056	2,056	1,941	1,941	1,777	1,777
Mortgage loans & other	14	15	3	3	3	3

Total investments	$31,246	$31,729	$31,629	$31,774	$31,675	$31,468

Net receivable/(payable)	$129		$(93)		$(91)
Securities lending collateral	—		—		—

Life & Group Non-Core:
Fixed maturities — taxable	$7,763	$8,485	$7,468	$7,943	$7,129	$7,425
Fixed maturities — tax-exempt	2,572	2,523	2,678	2,588	2,665	2,583
Equities	319	329	335	365	335	352
Short term investments	159	159	150	150	156	157
Limited partnership investments	3	3	6	6	10	10
Mortgage loans & other	—	—	—	—	1	1

Total investments	$10,816	$11,499	$10,637	$11,052	$10,296	$10,528

Net receivable/(payable)	$(4)		$(6)		$—
Securities lending collateral	—		—		—

Total investments	$42,062	$43,228	$42,266	$42,826	$41,971	$41,996

Total net receivable/(payable)	$125		$(99)		$(91)
Total securities lending collateral	—		—		—

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of June 30, 2010
(In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$5,927	18.7	$395	3.4	$6,322	14.6
CMBS	766	2.4	225	2.0	991	2.3
Other ABS	678	2.1	55	0.5	733	1.7

Total asset-backed exposure	7,371	23.2	675	5.9	8,046	18.6
Other taxable fixed maturities	16,306	51.4	7,810	67.9	24,116	55.8
Tax exempt fixed maturities	2,880	9.1	2,523	21.9	5,403	12.5
All other	5,172	16.3	491	4.3	5,663	13.1

Total investments	$31,729	100.0	$11,499	100.0	$43,228	100.0

Sub-prime (Included in RMBS Above)	$520	1.6	$7	0.1	$527	1.2
Alt-A (Included in RMBS Above)	$629	2.0	$65	0.6	$694	1.6
Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$6,102	19.5	$424	3.9	$6,526	15.5
CMBS	815	2.6	237	2.2	1,052	2.5
Other ABS	684	2.2	49	0.5	733	1.7

Total asset-backed exposure	7,601	24.3	710	6.6	8,311	19.7
Other taxable fixed maturities	15,558	49.8	7,053	65.2	22,611	53.8
Tax exempt fixed maturities	2,916	9.3	2,572	23.8	5,488	13.0
All other	5,171	16.6	481	4.4	5,652	13.5

Total investments	$31,246	100.0	$10,816	100.0	$42,062	100.0

Sub-prime (Included in RMBS Above)	$588	1.9	$6	0.1	$594	1.4
Alt-A (Included in RMBS Above)	$683	2.2	$72	0.7	$755	1.8
RMBS/CMBS/Other ABS Distribution

									% of Asset-Backed
	RMBS		CMBS		Other ABS		Total		Exposure		% of Total Investments
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$3,198	$3,088	$31	$30	$—	$—	$3,229	$3,118	40.2	37.5	7.5	7.4
AAA	1,276	1,360	394	417	569	567	2,239	2,344	27.8	28.2	5.2	5.6
AA	246	281	218	218	52	53	516	552	6.4	6.7	1.2	1.3
A	165	189	236	261	29	28	430	478	5.3	5.8	1.0	1.1
BBB	244	250	82	100	67	69	393	419	4.9	5.0	0.9	1.0
<BBB & Equity Tranches	1,193	1,358	30	26	16	16	1,239	1,400	15.4	16.8	2.8	3.3

Total RMBS/CMBS/other ABS	$6,322	$6,526	$991	$1,052	$733	$733	$8,046	$8,311	100.0	100.0	18.6	19.7

(1)	The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

(2)	The ratings presented are based on a ratings methodology that takes into account ratings from the three major providers, Standard & Poor’s, Moody’s Investors Service, Inc. and Fitch Ratings in that order of preference. If a security is not rated by any of the three, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.
RMBS — Residential mortgage-backed securities
CMBS — Commercial mortgage-backed securities
Other ABS — Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of June 30, 2010
(In millions)
RMBS Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$14	11.2	$—	—	$—	—	$—	—	$—	—	$14	2.7
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	35	21.7	—	—	1	2.3	12	7.0	48	9.1
2006	68	54.4	50	31.1	9	33.3	32	74.4	102	59.7	261	49.5
2005	32	25.6	41	25.5	—	—	—	—	6	3.5	79	15.0
2004	7	5.6	21	13.0	2	7.4	10	23.3	21	12.3	61	11.6
2003 & prior	4	3.2	14	8.7	16	59.3	—	—	30	17.5	64	12.1

Total sub-prime	$125	100.0	$161	100.0	$27	100.0	$43	100.0	$171	100.0	$527	100.0

RMBS Sub-Prime Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$14	9.9	$—	—	$—	—	$—	—	$—	—	$14	2.4
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	36	19.3	—	—	1	2.4	13	6.8	50	8.4
2006	80	56.3	56	29.9	10	29.4	33	80.5	110	57.9	289	48.6
2005	35	24.6	55	29.4	—	—	—	—	10	5.3	100	16.8
2004	8	5.6	23	12.3	2	5.9	7	17.1	27	14.2	67	11.3
2003 & prior	5	3.6	17	9.1	22	64.7	—	—	30	15.8	74	12.5

Total sub-prime	$142	100.0	$187	100.0	$34	100.0	$41	100.0	$190	100.0	$594	100.0

RMBS Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	39	31.7	39	5.6
2006	—	—	11	17.7	—	—	—	—	65	52.9	76	11.0
2005	25	6.3	11	17.7	—	—	57	60.0	18	14.6	111	16.0
2004	297	74.2	25	40.4	13	92.9	38	40.0	1	0.8	374	53.9
2003 & prior	78	19.5	15	24.2	1	7.1	—	—	—	—	94	13.5

Total Alt-A	$400	100.0	$62	100.0	$14	100.0	$95	100.0	$123	100.0	$694	100.0

RMBS Alt-A Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	53	37.1	53	7.0
2006	—	—	11	15.7	—	—	—	—	70	48.9	81	10.7
2005	29	6.8	14	20.0	—	—	61	60.4	19	13.3	123	16.3
2004	316	74.4	27	38.6	15	93.7	40	39.6	1	0.7	399	52.9
2003 & prior	80	18.8	18	25.7	1	6.3	—	—	—	—	99	13.1

Total Alt-A	$425	100.0	$70	100.0	$16	100.0	$101	100.0	$143	100.0	$755	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of June 30, 2010
(In millions)
RMBS Distribution By Collateral Type & Quality

	Fixed Coupon -		Fixed Coupon -
	30 Year		15/20 Year		ARM		Home Equity		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$2,839	$2,743	$351	$337	$6	$6	$—	$—	$2	$2	$3,198	$3,088
AAA	730	796	142	147	54	59	4	4	346	354	1,276	1,360
AA	88	104	—	—	63	64	77	95	18	18	246	281
A	129	151	19	20	6	6	4	5	7	7	165	189
BBB	216	222	—	—	27	27	1	1	—	—	244	250
<BBB & Equity Tranches	607	687	68	70	457	535	42	48	19	18	1,193	1,358

Total RMBS	$4,609	$4,703	$580	$574	$613	$697	$128	$153	$392	$399	$6,322	$6,526

Included in Total RMBS:
MBS Pass-Thru	$1,366	$1,332	$30	$28	$6	$6	$—	$—	$8	$6	$1,410	$1,372
Structured	3,243	3,371	550	546	607	691	128	153	384	393	4,912	5,154

Total RMBS	$4,609	$4,703	$580	$574	$613	$697	$128	$153	$392	$399	$6,322	$6,526

Included in Total RMBS:
Sub-prime	$270	$311	$—	$—	$112	$114	$128	$153	$17	$16	$527	$594
Alt-A	582	633	14	16	78	87	—	—	20	19	694	755
Prime	3,757	3,759	566	558	423	496	—	—	355	364	5,101	5,177

Total RMBS	$4,609	$4,703	$580	$574	$613	$697	$128	$153	$392	$399	$6,322	$6,526

CMBS Distribution By Deal Coupon Type & Quality

	Fixed Rate		Adjustable/Floating Rate		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$10	$10	$21	$20	$31	$30
AAA	205	204	189	213	394	417
AA	107	107	111	111	218	218
A	88	113	148	148	236	261
BBB	14	14	68	86	82	100
<BBB & Equity Tranches	13	15	17	11	30	26

Total CMBS	$437	$463	$554	$589	$991	$1,052

Included in Total CMBS:
Pass-Thru	$—	$—	$—	$—	$—	$—
Structured	437	463	554	589	991	1,052

Total CMBS	$437	$463	$554	$589	$991	$1,052

ARM — Adjustable rate mortgages

MBS — Mortgage-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of June 30, 2010
(In millions)

Other ABS Distribution By Collateral Type & Quality

	Auto Loans		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$312	$305	$107	$121	$150	$141	$569	$567
AA	—	—	—	—	52	53	52	53
A	22	21	—	—	7	7	29	28
BBB	21	21	—	—	46	48	67	69
<BBB & Equity Tranches	—	—	—	—	16	16	16	16

Total other ABS	$355	$347	$107	$121	$271	$265	$733	$733

Included in Total other ABS:
Pass-Thru	$21	$21	$—	$—	$—	$—	$21	$21
Structured	334	326	107	121	271	265	712	712

Total other ABS	$355	$347	$107	$121	$271	$265	$733	$733

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	CNA Specialty			CNA Commercial			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Gross written premiums	$1,043	$1,031	1%	$936	$1,052	(11)%	$1,979	$2,083	(5)%
Net written premiums	647	655	(1)	838	940	(11)	1,485	1,595	(7)

Net earned premiums	665	668	—	797	837	(5)	1,462	1,505	(3)
Net investment income	125	157	(20)	181	283	(36)	306	440	(30)
Other revenues	53	45	18	16	19	(16)	69	64	8

Total operating revenues	843	870	(3)	994	1,139	(13)	1,837	2,009	(9)

Claims, benefits and expenses:
Net incurred claims and benefits	320	404	21	484	596	19	804	1,000	(20)
Policyholders’ dividends	3	3	—	6	(1)	N/M	9	2	N/M
Amortization of deferred acquisition costs	154	152	(1)	186	193	4	340	345	1
Other insurance related expenses	47	42	(12)	107	89	(20)	154	131	(18)
Other expenses	50	39	(28)	11	23	52	61	62	2

Total claims, benefits and expenses	574	640	10	794	900	12	1,368	1,540	11

Operating income (loss) from continuing operations before income tax	269	230	17	200	239	(16)	469	469	—
Income tax (expense) benefit on operating income (loss)	(90)	(71)	(27)	(68)	(66)	(3)	(158)	(137)	(15)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(11)	(8)	(38)	(8)	(6)	(33)	(19)	(14)	(36)

Net operating income (loss) from continuing operations attributable to CNA	168	151	11	124	167	(26)	292	318	(8)

Net realized investment gains (losses), net of participating policyholders’ interests	32	(83)	139	(13)	(183)	93	19	(266)	107
Income tax (expense) benefit on net realized investment gains (losses)	(11)	27	(141)	(1)	61	(102)	(12)	88	(114)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	—	N/M	—	—	N/M

Net realized investment gains (losses) attributable to CNA	21	(56)	138	(14)	(122)	89	7	(178)	104

Net income (loss) from continuing operations attributable to CNA	$189	$95	99%	$110	$45	144%	$299	$140	114%

FINANCIAL RATIOS
Loss & LAE	48.2%	60.4%		60.7%	71.2%		55.0%	66.4%
Acquisition expense	19.4	18.8		17.9	16.0		18.5	17.2
Underwriting expense	10.9	10.2		18.8	17.6		15.3	14.3

Expense	30.3	29.0		36.7	33.6		33.8	31.5
Dividend	0.5	0.4		0.8	(0.2)		0.6	0.2

Combined ratio	79.0%	89.8%		98.2%	104.6%		89.4%	98.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$3	$3		$45	$40		$48	$43
Impact on loss & LAE ratio	0.5%	0.3%		5.7%	4.8%		3.3%	2.9%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(125)	$(35)		$(175)	$(85)		$(300)	$(120)
Prior year premium development	1	2		35	56		36	58
Other (1)	—	—		5	5		5	5

Total development & other	$(124)	$(33)		$(135)	$(24)		$(259)	$(57)

Impact of development & other on loss & LAE ratio	(18.6)%	(5.1)%		(18.0)%	(4.5)%		(18.4)%	(4.9)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Net earned premiums	$1,462	$1,505	$146	$148	(1)%	$—	$3	N/M %	$1,608	$1,656	(3)%
Net investment income	306	440	174	168	4	41	67	(39)	521	675	(23)
Other revenues	69	64	2	(1)	N/M	4	(1)	N/M	75	62	21

Total operating revenues	1,837	2,009	322	315	2	45	69	(35)	2,204	2,393	(8)

Claims, benefits and expenses:
Net incurred claims and benefits	804	1,000	314	269	(17)	19	23	17	1,137	1,292	12
Policyholders’ dividends	9	2	1	—	N/M	—	—	N/M	10	2	N/M
Amortization of deferred acquisition costs	340	345	5	4	(25)	—	—	N/M	345	349	1
Other insurance related expenses	154	131	45	47	4	(2)	—	N/M	197	178	(11)
Other expenses	61	62	—	51	N/M	37	30	(23)	98	143	31

Total claims, benefits and expenses	1,368	1,540	365	371	2	54	53	(2)	1,787	1,964	9

Operating income (loss) from continuing operations before income tax	469	469	(43)	(56)	23	(9)	16	(156)	417	429	(3)
Income tax (expense) benefit on operating income (loss)	(158)	(137)	25	30	(17)	4	(3)	N/M	(129)	(110)	(17)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(19)	(14)	—	—	N/M	—	—	N/M	(19)	(14)	(36)

Net operating income (loss) from continuing operations attributable to CNA	292	318	(18)	(26)	31	(5)	13	(138)	269	305	(12)

Net realized investment gains (losses), net of participating policyholders’ interests	19	(266)	(1)	13	(108)	11	(44)	125	29	(297)	110
Income tax (expense) benefit on net realized investment gains (losses)	(12)	88	—	(4)	N/M	(4)	14	(129)	(16)	98	(116)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	N/M	—	—	N/M	—	—	N/M

Net realized investment gains (losses) attributable to CNA	7	(178)	(1)	9	(111)	7	(30)	123	13	(199)	107

Net income (loss) from continuing operations attributable to CNA	$299	$140	$(19)	$(17)	(12)%	$2	$(17)	112%	$282	$106	166%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

SIX MONTHS ENDED	CNA Specialty			CNA Commercial			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Gross written premiums	$2,093	$2,124	(1)%	$1,848	$2,064	(10)%	$3,941	$4,188	(6)%
Net written premiums	1,303	1,327	(2)	1,667	1,860	(10)	2,970	3,187	(7)

Net earned premiums	1,319	1,327	(1)	1,613	1,700	(5)	2,932	3,027	(3)
Net investment income	272	242	12	399	426	(6)	671	668	—
Other revenues	105	100	5	34	34	—	139	134	4

Total operating revenues	1,696	1,669	2	2,046	2,160	(5)	3,742	3,829	(2)

Claims, benefits and expenses:
Net incurred claims and benefits	722	799	10	1,086	1,210	10	1,808	2,009	10
Policyholders’ dividends	4	6	33	7	2	N/M	11	8	(38)
Amortization of deferred acquisition costs	309	300	(3)	369	388	5	678	688	1
Other insurance related expenses	94	83	(13)	214	183	(17)	308	266	(16)
Other expenses	94	88	(7)	28	39	28	122	127	4

Total claims, benefits and expenses	1,223	1,276	4	1,704	1,822	6	2,927	3,098	6

Operating income (loss) from continuing operations before income tax	473	393	20	342	338	1	815	731	11
Income tax (expense) benefit on operating income (loss)	(158)	(117)	(35)	(111)	(91)	(22)	(269)	(208)	(29)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(19)	(16)	(19)	(10)	(9)	(11)	(29)	(25)	(16)

Net operating income (loss) from continuing operations attributable to CNA	296	260	14	221	238	(7)	517	498	4

Net realized investment gains (losses), net of participating policyholders’ interests	45	(192)	123	8	(369)	102	53	(561)	109
Income tax (expense) benefit on net realized investment gains (losses)	(15)	65	(123)	(8)	126	(106)	(23)	191	(112)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	1	N/M	—	1	N/M

Net realized investment gains (losses) attributable to CNA	30	(127)	124	—	(242)	N/M	30	(369)	108

Net income (loss) from continuing operations attributable to CNA	$326	$133	145%	$221	$(4)	N/M %	$547	$129	N/M %

FINANCIAL RATIOS
Loss & LAE	54.8%	60.2%		67.4%	71.2%		61.7%	66.3%
Acquisition expense	19.3	18.5		18.0	16.5		18.6	17.4
Underwriting expense	11.3	10.4		18.1	17.1		15.0	14.1

Expense	30.6	28.9		36.1	33.6		33.6	31.5
Dividend	0.3	0.4		0.4	0.1		0.4	0.3

Combined ratio	85.7%	89.5%		103.9%	104.9%		95.7%	98.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$5	$4		$83	$52		$88	$56
Impact on loss & LAE ratio	0.4%	0.3%		5.2%	3.1%		3.0%	1.9%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(150)	$(64)		$(203)	$(127)		$(353)	$(191)
Prior year premium development	(3)	(3)		56	76		53	73
Other (1)	—	(1)		5	10		5	9

Total development & other	$(153)	$(68)		$(142)	$(41)		$(295)	$(109)

Impact of development & other on loss & LAE ratio	(11.5)%	(5.1)%		(9.6)%	(3.5)%		(10.6)%	(4.4)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

SIX MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Net earned premiums	$2,932	$3,027	$291	$298	(2)%	$—	$3	N/M %	$3,223	$3,328	(3)%
Net investment income	671	668	349	327	7	91	100	(9)	1,111	1,095	1
Other revenues	139	134	6	5	20	6	1	N/M	151	140	8

Total operating revenues	3,742	3,829	646	630	3	97	104	(7)	4,485	4,563	(2)

Claims, benefits and expenses:
Net incurred claims and benefits	1,808	2,009	595	574	(4)	40	44	9	2,443	2,627	7
Policyholders’ dividends	11	8	1	1	—	—	—	N/M	12	9	(33)
Amortization of deferred acquisition costs	678	688	9	10	10	—	—	N/M	687	698	2
Other insurance related expenses	308	266	96	93	(3)	(1)	—	N/M	403	359	(12)
Other expenses	122	127	6	57	89	72	60	(20)	200	244	18

Total claims, benefits and expenses	2,927	3,098	707	735	4	111	104	(7)	3,745	3,937	5

Operating income (loss) from continuing operations before income tax	815	731	(61)	(105)	42	(14)	—	N/M	740	626	18
Income tax (expense) benefit on operating income (loss)	(269)	(208)	44	57	(23)	6	4	50	(219)	(147)	(49)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(29)	(25)	—	—	N/M	—	—	N/M	(29)	(25)	(16)

Net operating income (loss) from continuing operations attributable to CNA	517	498	(17)	(48)	65	(8)	4	N/M	492	454	8

Net realized investment gains (losses), net of participating policyholders’ interests	53	(561)	(5)	(177)	97	15	(91)	116	63	(829)	108
Income tax (expense) benefit on net realized investment gains (losses)	(23)	191	—	62	N/M	(5)	32	(116)	(28)	285	(110)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	1	—	—	N/M	—	—	N/M	—	1	N/M

Net realized investment gains (losses) attributable to CNA	30	(369)	(5)	(115)	96	10	(59)	117	35	(543)	106

Net income (loss) from continuing operations attributable to CNA	$547	$129	$(22)	$(163)	87%	$2	$(55)	104%	$527	$(89)	N/M %

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	CNA Specialty
(In millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	YTD2010

Income (loss) from limited partnerships	$(19)	$47	$41	$23	$92	$23	$(1)	$22
Income (loss) from trading portfolio	—	2	4	1	7	1	1	2
Other investment income	104	108	109	106	427	123	125	248

Net investment income	$85	$157	$154	$130	$526	$147	$125	$272

	CNA Commercial
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	YTD2010

Income (loss) from limited partnerships	$(39)	$95	$83	$44	$183	$39	$(2)	$37
Income (loss) from trading portfolio	—	5	6	2	13	2	1	3
Other investment income	182	183	187	174	726	177	182	359

Net investment income	$143	$283	$276	$220	$922	$218	$181	$399

	P&C Operations
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	YTD2010

Income (loss) from limited partnerships	$(58)	$142	$124	$67	$275	$62	$(3)	$59
Income (loss) from trading portfolio	—	7	10	3	20	3	2	5
Other investment income	286	291	296	280	1,153	300	307	607

Net investment income	$228	$440	$430	$350	$1,448	$365	$306	$671

	Life & Group Non-Core
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	YTD2010

Income (loss) from limited partnerships	$(2)	$—	$1	$(2)	$(3)	$—	$(3)	$(3)
Income (loss) from trading portfolio	—	—	—	—	—	—	—	—
Other investment income	161	168	168	170	667	175	177	352

Net investment income	$159	$168	$169	$168	$664	$175	$174	$349

	Corporate & Other Non-Core
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	YTD2010

Income (loss) from limited partnerships	$(10)	$23	$20	$10	$43	$10	$2	$12
Income (loss) from trading portfolio	—	1	2	—	3	1	—	1
Other investment income	43	43	39	37	162	39	39	78

Net investment income	$33	$67	$61	$47	$208	$50	$41	$91

	Total Operations
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	YTD2010

Income (loss) from limited partnerships	$(70)	$165	$145	$75	$315	$72	$(4)	$68
Income (loss) from trading portfolio	—	8	12	3	23	4	2	6
Other investment income	490	502	503	487	1,982	514	523	1,037

Net investment income	$420	$675	$660	$565	$2,320	$590	$521	$1,111

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data – Preliminary

PERIODS ENDED JUNE 30	Three Months			Six Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change

Combined Continental Casualty Companies
Gross written premiums	$1,901	$2,001	(5)%	$3,763	$4,017	(6)%
Net written premiums	1,412	1,515	(7)	2,814	3,032	(7)

Net earned premiums	1,239	1,292	(4)	2,456	2,734	(10)
Claim and claim adjustment expenses	895	1,064	16	1,956	2,120	8
Acquisition expenses	226	259	13	465	502	7
Underwriting expenses	199	221	10	412	434	5
Policyholders’ dividends	3	3	—	6	7	14

Underwriting loss	(84)	(255)	67	(383)	(329)	(16)
Net investment income	414	436	(5)	827	817	1
Other income (loss)	3	12	(75)	13	16	(19)
Income tax (expense) benefit	(91)	(22)	N/M	(108)	(57)	(89)
Net realized gains (losses)	93	(303)	131	103	(835)	112

Net income (loss)	$335	$(132)	N/M %	$452	$(388)	N/M %

Financial Ratios
Loss and LAE	72.2%	82.4%		79.6%	77.5%
Acquisition expense	16.0	17.1		16.5	16.5
Underwriting expense	14.1	14.5		14.8	14.4

Expense	30.1	31.6		31.3	30.9
Dividend	0.3	0.3		0.2	0.3

Combined ratio	102.6%	114.3%		111.1%	108.7%

SUPPLEMENTAL STATUTORY DATA
	(Preliminary)
(In millions)	June 30, 2010	December 31, 2009

Combined Continental Casualty Companies
Statutory surplus (1)	$9,902	$9,338

Life Company
Statutory surplus	$476	$448

(1)	Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss & LAE Ratio Analysis

	CNA Specialty
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	6/30/10	12/31/09	6/30/10
Gross Accident Year	62.7%	65.6%	66.0%
Impact of Reinsurance	3.6	(0.4)	0.2

Net Accident Year	66.3	65.2	66.2%

Impact of Development and Other (1)	(11.5)	(8.3)

Net Calendar Year	54.8%	56.9%

	CNA Commercial
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	6/30/10	12/31/09	6/30/10
Gross Accident Year	74.1%	71.3%	71.0%
Impact of Reinsurance	2.9	3.3	4.0

Net Accident Year	77.0	74.6	75.0%

Impact of Development and Other (1)	(9.6)	(5.0)

Net Calendar Year	67.4%	69.6%

	P&C Operations
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	6/30/10	12/31/09	6/30/10
Gross Accident Year	68.0%	68.3%	68.4%
Impact of Reinsurance	4.3	2.2	2.8

Net Accident Year	72.3	70.5	71.2%

Impact of Development and Other (1)	(10.6)	(6.5)

Net Calendar Year	61.7%	64.0%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.